SUBSCRIPTION AGREEMENT
                             ----------------------


Aquagenix, Inc.
6500 N.W. 15th Avenue
Fort Lauderdale, Florida  33309

Gentlemen:

      Pursuant to the discussion between Aquagenix, Inc., a Delaware corporation (the "Company") and Alexander Enterprise Holdings Corp., a British Virgin Islands corporation (the "Undersigned"), the Undersigned is writing to advise you of the following terms and conditions under which the Undersigned hereby offers to subscribe (the "Offer") for the purchase of shares ("Shares") of the Company's Common Stock, par value $.01 per share, in an amount to be determined pursuant to Section 2(a) hereof, and Sixty Thousand (60,000) warrants ("Warrants") at an aggregate purchase price of $700,000.

      1. SUBSCRIPTION. Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the Undersigned hereby offers to purchase the Shares and Warrants for an aggregate purchase price of $700,000.

            If the Offer is accepted, the Shares and Warrants shall be paid for by the delivery of $700,000 by wire transfer payable to Aquagenix, Inc., BankAtlantic, 1750 East Sunrise Boulevard, Fort Lauderdale, Florida, 33304; ABA #267083763, Account #0055937302, and the certificates evidencing the Shares and Warrants shall be delivered to the Undersigned immediately thereafter.

      2.    DESCRIPTION OF SHARES AND WARRANTS.

(a) SHARES. "Shares" that the Undersigned shall receive pursuant to this Subscription Agreement shall mean that number of shares of the Company's Common Stock equal to $700,000 divided by the Fair Market Value (as defined herein) of the Company's shares of Common Stock on the date of the Notice (as defined herein). Notice to receive all or any portion of the amount of Shares shall be determined at the option of the Undersigned any time commencing ninety (90) days from the date hereof and ending on December 31, 1998. The Undersigned shall deliver written notice ("Notice") to the Company via telecopy on the day of exercising its right to receive the Shares and delivering the original Notice to the Company by express courier within three (3) business days of exercise, which Notice shall indicate the amount of Shares to be received pursuant to that Notice and the calculation of the purchase price. Each such conversion shall reduce the principle amount of the Undersigned's initial investment by the amount stated in the Notice. The term "Fair Market Value' of the Company's shares of Common Stock shall mean 85% of the average closing bid price of the Company's Common Stock, as reported by the principal exchange on which the


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Common  Stock is  traded,  the Nasdaq  National  Market  System or the  National
Quotation Bureau, Incorporated, as the case may be, for ten consecutive trading days immediately prior to the date of the Notice. Notwithstanding anything contained herein to the contrary, the maximum amount of Shares that the Undersigned can receive pursuant to this Subscription Agreement shall not exceed 19.99% of the Company's currently issued and outstanding shares of Common Stock.

      (b) WARRANTS. Each Warrant entitles the Undersigned to purchase one share of Common Stock at $8.00 per share (the "Warrant Exercise Price") commencing on the date hereof and continuing for a period of two years from the date hereof. The Warrants shall be in substantially the same form as attached hereto as Exhibit A.

      3.    REPRESENTATIONS AND WARRANTIES.

      (i)   In  order  to  induce  the  Company  to  accept  this   Subscription
Agreement, the Undersigned hereby represents and warrants to, and covenants with, the Company as follows:

            (a) The Undersigned has received and reviewed the Company's Annual Reports on Form 10-KSB for the years ended December 31, 1994, 1995 and 1996 and the Form 10-QSB for the quarter ended June 30, 1997 (collectively the "Disclosure Documents");

            (b) The Undersigned has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company, the Shares and Warrants, and all such questions, if any, have been answered to the full satisfaction of the Undersigned;

            (c) The Undersigned has such knowledge and expertise in financial and business matters that the Undersigned is capable of evaluating the merits and risks involved in an investment in the Company;

            (d) Except as set forth herein and in the Disclosure Documents, no representations or warranties have been made to the Undersigned by or on behalf of the Company or any agent, employee or affiliate of the Company and in entering into this transaction the Undersigned is not relying upon any information, other than that contained in the Disclosure Documents and the results of independent investigation by the Undersigned;

            (e) The Undersigned understands that (A) the Shares and Warrants have not been registered under the Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to an exemption under the Act; (B) the Shares and Warrants are and will be "restricted securities", as said term









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      is defined in Rule 144 of the Rules and Regulations  promulgated under the
      Act; (C) the Shares and Warrants may not be sold or otherwise transferred unless they have been first registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; (D) other than as set forth in the Disclosure Documents and this Subscription Agreement, the Company is under no obligation to register the Shares or Warrants under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available; (E) the certificates for the Shares and Warrants will bear a legend to the effect that the transfer of the securities represented thereby is subject to the provisions hereof; and (F) stop transfer instructions will be placed with the transfer agent for the Shares and Warrants;

            (f) The Undersigned is acquiring the Shares and Warrants solely for the account of the Undersigned, for investment purposes only, and not with a view towards the resale or distribution thereof;

            (g) The Undersigned will not sell or otherwise transfer any of the Shares or Warrants, or any interest therein, unless and until (i) said Shares and Warrants shall have first been registered under the Act and all applicable state securities laws; or (ii) the Undersigned shall have first delivered to the Company a written opinion of counsel (which counsel and opinion (in form and substance) shall be reasonably satisfactory to the Company), to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws;

            (h) The Undersigned is a corporation duly organized under the laws of the British Virgin Islands, has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the Undersigned hereunder; and this Subscription Agreement is a legally binding obligation of the Undersigned in accordance with its terms;

            (i) The Undersigned is an "accredited investor," as such term is defined in Regulation D of the Rules and Regulations promulgated under the Act and the Undersigned understands that the Company has determined that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act"), which is based upon non-public offerings are applicable to the offer and sale of the Shares and Warrants, based, in part, upon the representations, warranties and agreements made by the Undersigned herein and in the this Subscription Agreement; and

            (j) Funding of this Subscription Agreement shall be made by wire transfer of funds on or before 2:30 P.M. on __________, October ____, 1997.






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      (ii)  In order to induce the  undersigned to enter into this  Subscription
Agreement, the Company hereby represents and warrants to, and covenants with the Company, as follows:

      (a) The Company is a corporation duly organized under the laws of Delaware; has full power and authority to execute and deliver this Subscription Agreement and perform its obligations hereunder, and this Agreement is a legally binding obligation of the Company in accordance with its terms;

      (b) The Shares and Warrants when issued and paid for in accordance with the terms of this Subscription Agreement will be validly issued and fully paid and non-assessable; the holders thereof will not be subject to any personal liability as such holders; all corporate action required to be taken for the authorization, issuance and sale of the Shares and Warrants has been duly and validly taken;

      (c)   The execution and delivery of the  Subscription  Agreement  does not
            (i) conflict with or will conflict with, result in a material breach of, or constitute a default under (x) the articles or bylaws of the Company; (y) any material contract, indenture mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which any of the properties or assets of the Company may be bound; and

      (d) The Company has filed with the Securities and Exchange Commission ("SEC") the Disclosure Documents which reports do not contain any material misstatements of facts or omit to state any material facts. Since the date of filing of the last such report there has been no material adverse change in the business or financial condition of the Company. Except as disclosed in the Disclosure Documents, there are no pending or threatened litigations or other proceedings which could have a material adverse effect on the business or financial condition of the Company.

      4. UNDERTAKING TO REGISTER SHARES. The Company shall file a registration statement for the Shares within thirty days from the date hereof and will use its best efforts to cause such registration statement to become effective as soon as reasonably possible.

      5. Neither the Undersigned, nor the Undersigned's representatives, administrators, successors or assigns will offer, sell, transfer, assign, pledge, hypothecate, encumber or otherwise attempt to directly or indirectly dispose of any of the Shares, Warrants or shares of Common Stock receivable upon exercise of the Warrants either pursuant to Rule 144 of the Securities Act of 1933, a registration statement or otherwise, or dispose of any beneficial interest therein for a period of ninety (90) days following the date of this Subscription Agreement without the prior written consent of the Company.




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      6.    The Undersigned  understands that this Subscription Agreement is not binding upon either party unless and until accepted by both parties, which acceptance is at the sole discretion of each party and is to be evidenced by each party's execution of this Subscription Agreement where indicated.

      7. Each party agrees to indemnify the other and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses which it may sustain or incur in connection with the breach by the other party of any representation, warranty or covenant made by the other party herein.

      8. Neither this Subscription Agreement nor any of the rights of the Undersigned hereunder may be transferred or assigned by the Undersigned.

      9. This Subscription Agreement (i) may only be modified by a written instrument executed by the Undersigned and the Company; and (ii) sets forth the entire agreement of the Undersigned and the Company with respect to the subject matter hereof; (iii) shall be governed by the laws of the State of Florida applicable to contracts made and to be wholly performed therein; and (iv) shall inure to the benefit of, and be binding upon the Company and the Undersigned and its respective successors and assigns.

      10. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the Undersigned, Falcon Cliff Palace Road, Douglas, Isle of Man, IM99 1EP, and if to the Company, to Aquagenix, Inc., 6500 N.W. 15th Avenue, Fort Lauderdale, Florida 33309 or to such other address as the Company or the Undersigned shall have designated to the other by like notice.

      11.   JURISDICTIONAL NOTICE

FOR FLORIDA RESIDENTS: EACH FLORIDA RESIDENT WHO SUBSCRIBES FOR THE PURCHASE OF SECURITIES HEREIN HAS THE RIGHT, PURSUANT TO SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES ACT, TO WITHDRAW HIS SUBSCRIPTION FOR THE PURCHASE AND RECEIVE A FULL REFUND OF ALL MOINES PAID WITHIN THREE (3) BUSINESS DAYS AFTER THE EXECUTION OF THE SUBSCRIPTION AGREEMENT OR PAYMENT FOR THE PURCHASE HAS BEEN MADE, WHICHEVER IS LATER. WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS CONFIDENTIAL TERM SHEET INDICATING HIS INTENTION TO WITHDRAW.











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FOR RESIDENTS OF ALL STATES:  THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SHARES ARE SUBJECT IN VARIOUS STATES TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OF ADEQUACY OF THE CONFIDENTIAL TERM SHEET. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

      12. NO WAIVER. Notwithstanding any of the representations, warranties, acknowledgements or agreements made herein by the Undersigned, the Undersigned does not thereby or in any manner waive any rights granted to the Undersigned under federal or state securities laws.

      13. REVOCATION. The Undersigned agrees that he shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the Undersigned made hereunder other than as set forth under Section 9 above, and that this Subscription Agreement shall survive the death or disability of the Undersigned.

      14.   MISCELLANEOUS.

            (a) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

            (b) The provisions of this Subscription Agreement shall survive the execution thereof.





















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      IN  WITNESS  WHEREOF,  the  Undersigned  has  executed  this  Subscription
Agreement on the date indicated below.


                                   ALEXANDER ENTERPRISE HOLDINGS
                                    CORP.,  a British Virgin Islands corporation


                                    By: /s/ Jared Bluestein
                                       -------------------------------
                                            Jared Bluestein

                                    Dated:  27 October 1997
                                          ----------------------------


Accepted as of the _27__ day of October, 1997.


AQUAGENIX, INC.


By: /s/ Helen Chia
    ----------------------------------------
      Helen Chia, Chief Financial Officer



















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